EXHIBIT 24
                             POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Chemical Financial Corporation, does hereby appoint ALAN W. OTT, ALOYSIUS J. OLIVER and LORI A. GWIZDALA, and any of them, his or her true and lawful attorney or attorneys, with full power of substitution, to execute in his or her name in his or her capacity as a director or officer, or both, as the case may be, of Chemical Financial Corporation, a Form S-4 Registration Statement of Chemical Financial Corporation with respect to the issuance of shares of its Common Stock, $10.00 par value, to be offered to the shareholders of State Savings Bancorp, Inc. in connection with the merger of State Savings Bancorp, Inc. with and into Chemical Financial Corporation, and any and all amendments to such Registration Statement or additional registration statements as may permitted pursuant to Rule 462 issued under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission. Each of such attorneys shall have full power and authority to do and to perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and approving the acts of such attorneys and each of them.


   SIGNATURE                TITLE                    DATE

/S/ FRANK P. POPOFF        DIRECTOR            JANUARY 31, 1996
Frank P. Popoff























                             POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Chemical Financial Corporation, does hereby appoint ALAN W. OTT, ALOYSIUS J. OLIVER and LORI A. GWIZDALA, and any of them, his or her true and lawful attorney or attorneys, with full power of substitution, to execute in his or her name in his or her capacity as a director or officer, or both, as the case may be, of Chemical Financial Corporation, a Form S-4 Registration Statement of Chemical Financial Corporation with respect to the issuance of shares of its Common Stock, $10.00 par value, to be offered to the shareholders of State Savings Bancorp, Inc. in connection with the merger of State Savings Bancorp, Inc. with and into Chemical Financial Corporation, and any and all amendments to such Registration Statement or additional registration statements as may permitted pursuant to Rule 462 issued under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission. Each of such attorneys shall have full power and authority to do and to perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and approving the acts of such attorneys and each of them.


   SIGNATURE                TITLE                    DATE

/S/ LAWRENCE A. REED       DIRECTOR             JANUARY 31, 1996
Lawrence A. Reed























                             POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Chemical Financial Corporation, does hereby appoint ALAN W. OTT, ALOYSIUS J. OLIVER and LORI A. GWIZDALA, and any of them, his or her true and lawful attorney or attorneys, with full power of substitution, to execute in his or her name in his or her capacity as a director or officer, or both, as the case may be, of Chemical Financial Corporation, a Form S-4 Registration Statement of Chemical Financial Corporation with respect to the issuance of shares of its Common Stock, $10.00 par value, to be offered to the shareholders of State Savings Bancorp, Inc. in connection with the merger of State Savings Bancorp, Inc. with and into Chemical Financial Corporation, and any and all amendments to such Registration Statement or additional registration statements as may permitted pursuant to Rule 462 issued under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission. Each of such attorneys shall have full power and authority to do and to perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and approving the acts of such attorneys and each of them.


   SIGNATURE                       TITLE                  DATE

/S/ WILLIAM S. STAVROPOULOS       DIRECTOR          JANUARY 31, 1996
William S. Stavropoulos